Exhibit 16.1

                  [Hansen, Barnett & Maxwell, P.C. Letterhead]








                                  May 24, 2005




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Security National  Financial  Corporation's  Form 8-K dated May 20,
2005  regarding  "Changes  in  Registrant's   Certifying   Accountant"  and,  as
pertaining to our firm, we agree with the statements contained therein.

                                    Very truly yours,



                                    HANSEN, BARNETT & MAXWELL, P.C.
                                    /s/ Hansen, Barnett & Maxwell, P.C.